The Royce Fund
Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2024

Royce Smaller-Companies Growth Fund

Royce Investment Partners (“Royce”), investment adviser to Royce Smaller-Companies Growth Fund (the “Fund”), has contractually agreed, effective as of January 1, 2025 and without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment and Institutional Classes’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.02% through April 30, 2025.

Royce Smaller-Companies Growth Fund

Effective January 1, 2025, the “Annual Fund Operating Expenses” table and the “Example” table provided are deleted in their entirety and replaced with the following in order to reflect the establishment of such new contractual expense caps for the Investment Class and Institutional Class shares of the Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
Management fees	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.27%	0.32%	0.53%
Total annual Fund operating expenses	1.27%	1.57%	1.53%
Fee waivers and/or expense reimbursements	-0.25%	-0.08%	-0.51%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.02%	1.49%	1.02%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment, Service, and Institutional Classes’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.02%, 1.49%, and 1.02%, respectively, through April 30, 2025.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Investment, Service, and Institutional Classes in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
1 Year	$104	$152	$104
3 Years	$378	$488	$433
5 Years	$673	$848	$786
10 Years	$1,512	$1,861	$1,780

December 31, 2024

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